EXHIBIT 10.2

                               SECURITY AGREEMENT


DATE:             February 16, 1996

DEBTOR:           Everest Medical Corporation
                  13755 First Avenue North
                  Minneapolis, MN  55441-5444

SECURED
PARTY:            Okabena Partnership K
                  5140 Norwest Center
                  Minneapolis, MN  55402


RECITALS:

     A. Secured Party has loaned to Debtor the aggregate principal amount of $500,000 pursuant to that certain Note Purchase Agreement (the "Note Purchase Agreement") and Convertible Note (the "Note"), each dated as of the same date hereof.

     B. To secure the obligations of Debtor to Secured Party under the Note, Debtor has agreed to grant to Secured Party a security interest in certain assets of Debtor.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants contained herein, the parties agree as follows:

     1. Security Interest and Collateral. To secure the debt, liability or obligation of Debtor to Secured Party evidenced by the Note and any extensions, renewals or replacements thereof (herein referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral"):

     A. Inventory. All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

     B. Equipment. All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment);

     C. Accounts and Other Rights To Payment. Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) that Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds;

     D. General Intangibles. All general intangibles of Debtor, whether now owned or hereafter acquired, including but not limited to applications for patents, patents, copyrights, trademarks, trade secrets, good will, trade names, customers lists, permits and franchises, and the right to use Debtor's name;

     together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessions, (ii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (iii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

     1.1 Until Secured Party perfects the Security Interest in the Collateral by filing in the various governmental offices any and all documents required in order to perfect the Security Interest, Debtor will not grant a Security Interest in any of its assets, including the Collateral.

     1.2 Debtor will deliver to Secured Party financing statements executed by Debtor and describing the Collateral in such manner so as to permit Secured Party to file such statements in the appropriate filing offices. Debtor will neither sign or deliver other financing statements relating to any of its assets, including the Collateral, unless and until it has verified and confirmed that Secured Party has completed the filing of the financing statements delivered pursuant hereto in order to perfect Secured Party's interest in the Collateral.

     2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

     2.1 Debtor is a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota.

     2.2 The Collateral will be used primarily for business purposes relating to the business of Debtor.

     2.3 Debtor's principal executive offices are located at 13755 First Avenue North, Minneapolis, Minnesota 55441-5444.

     2.4 Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except certain security interests resulting from certain capital leases disclosed on Exhibit 2.4 hereto and the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business.

     2.5 This Agreement, the Note Purchase Agreement and the Note have been duly and validly authorized by all necessary corporate action of Debtor and are the legal, valid, and binding instruments of Debtor, enforceable in accordance with their respective terms.

     2.6 Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

     2.7 Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

     2.8 The Security Interest granted to the Secured Party hereunder shall constitute at all times a valid and perfected Security Interest, and the Security Interest in the Collateral shall not become subordinate or junior to liens or claims of any other person, firm, entity or corporation, or any federal, state, county or local governmental agency, except that the security interest granted hereunder shall be subordinate to any lien or security hereafter granted or arising in connection with a loan provided to the Company by a bank, insurance company or other lending institution ("Senior Lender"). The Secured Party agrees that it will from time to time execute, deliver and/or file appropriate documentation reasonably requested by the Company and the Senior Lender to further effectuate the intent of this Section, including, but not limited to, a subordination agreement, in form and substance reasonably satisfactory to the Company and the Senior Lender.

     2.9 As long as any portion of the principal of or interest on the Note remains outstanding, Debtor will:

     (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof;

     (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest;

     (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the security interests resulting from certain capital leases disclosed on Exhibit 2.4 hereto and Security Interest and defend as necessary Debtor's and Secured Party's interest in the Collateral, including without limitation, defend in good faith any actions which seek to invalidate or challenge Debtor's patents or patent rights;

     (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, label the Collateral in order to make Secured Party's interest in the Collateral known and obvious, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;

     (v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request;

     (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

     (vii) if Secured Party at any time so requests (after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;

     (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of their interest;

     (ix) from time to time execute such financing statements or other documentation as Secured Party may reasonably require in order to perfect the Security Interest;

     (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

     (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings that Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement;

     (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; and

     (xiii)  not  permit  any  tangible  Collateral  to become  part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein.

     If Debtor at any time fails to perform or observe any agreement contained in this Section 2.9, and if such failure shall continue for a period of 10 calendar days after Secured Party give Debtor written notice thereof (or, in the case of agreements contained in clauses (viii) and (ix) of this Section 2.9, immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own names) and may (but need not) take any and all other actions that Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance), except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law. Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this Section 2.

     3. Account Verification and Collection Rights of Secured Party. Secured Party shall have the right to verify any accounts in the name of Debtor or in its own name; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose. Notwithstanding Secured Party's rights under section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may at any time after the occurrence of an Event of Default notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time after the occurrence of an Event of Default, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

     4. Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"):

     4.1 There shall occur an Event of Default under the Note Purchase Agreement; or

     4.2 Any representation or warranty of Debtor set forth in this Agreement or made to Secured Party in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove to have been materially false or misleading when made.

     5. Remedies upon Event of Default. Upon the occurrence of an Event of Default under section 4 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies:

     5.1 Declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;

     5.2 Exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designed by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner provided in Section 7 hereof) at least 10 calendar days prior to the date of intended disposition or other action;

     5.3 Exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

     6. Other Personal Property. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

     7. Miscellaneous. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other.

     All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at such other address as Debtor may subsequently provide to Secured Party. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Debtor shall have the same force and effects as the original for all purposes of a financing statement.

     This Agreement shall be governed by the internal laws of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations.

     8. Release of Security Interest. As soon as practicable after Debtor has paid in full all Obligations owed to Secured Party, Secured Party hereby agrees, at Debtor's expense, to execute and deliver to Debtor all UCC-3 statements and other instruments when presented by Debtor as may be necessary to release the Security Interest and all other security interests in the Collateral.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                           EVEREST MEDICAL CORPORATION       ("DEBTOR")



                           By /s/ John L. Shannon, Jr.
                               John L. Shannon, Jr.
                              Chief Executive Officer


                         OKABENA PARTNERSHIP K              ("SECURED PARTY")
                      By Okabena Investment Services, Inc.
                          Its Managing General Partner,


                          By /s/ Bruce C. Lueck
                           Bruce C. Lueck, President